2014

Statistical Supplement

Cliff Chen
Manager, Investor Relations
and Strategic Planning
Phone: 808-543-7300
Fax: 808-203-1164
E-mail: ir@hei.com

Hawaiian Electric Industries, Inc.
2014 Statistical Supplement

TABLE OF CONTENTS

	Page
Forward-Looking Statements	ii
HEI Consolidated	
Selected Financial Information	1
Consolidated Statements of Income & Comprehensive Income Information	2
Consolidated Balance Sheets Information	3
Consolidated Statements of Changes in Shareholders' Equity Information	4
Consolidated Statements of Cash Flows Information	5
Consolidated Capital Structure	7
GAAP and Non-GAAP (Core) Earnings and Return on Average Common Equity	8
Hawaiian Electric Company	
Selected Financial Information	9
Consolidated Statements of Income and Retained Earnings Information	10
Consolidated Balance Sheets Information	11
Consolidated Statements of Cash Flows Information	12
Cumulative Preferred Stock Not Subject to Mandatory Redemption	13
Long-term Debt	14
Customer, Sales and Revenue Information	16
Power Supply Information	18
American Savings Bank	
Selected Information	20
Consolidated Statements of Income Information	21
Consolidated Balance Sheets Information	22
Other	
State of Hawaii Information	23
Appendix – Explanation of HEI's Use of Certain Unaudited Non-GAAP Measures	24

Forward-Looking Statements

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (Hawaiian Electric) and their subsidiaries contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as "expects," "anticipates," "intends," "plans," "believes," "predicts," "estimates" or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following:

- the successful and timely completion of the proposed Merger with NextEra Energy, Inc. (NEE), which could be materially and adversely affected by, among other things, resolving the litigation brought in connection with the proposed Merger, the timing and terms and conditions of required governmental and regulatory approvals, the ability to obtain the required shareholder approval and the ability to maintain relationships with employees, customers or suppliers, as well as the ability to integrate the businesses;
- the ability of ASB to operate successfully after the Spin-Off of its parent ASB Hawaii;
- international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal, state and international responses to those conditions, and the potential impacts of global developments (including global economic conditions and uncertainties, unrest, ongoing conflicts in North Africa and the Middle East, terrorist acts, potential conflict or crisis with North Korea or Iran, developments in the Ukraine and potential pandemics);
- the effects of future actions or inaction of the U.S. government or related agencies, including those related to the U.S. debt ceiling and monetary policy;
- weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes, lava flows and the potential effects of climate change, such as more severe storms and rising sea levels), including their impact on the Company's and Utilities' operations and the economy;
- the timing and extent of changes in interest rates and the shape of the yield curve;
- the ability of the Company and the Utilities to access the credit and capital markets (e.g., to obtain commercial paper and other short-term and long-term debt financing, including lines of credit, and, in the case of HEI, to issue common stock) under volatile and challenging market conditions, and the cost of such financings, if available;
- the risks inherent in changes in the value of the Company's pension and other retirement plan assets and ASB's securities available for sale;
- changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;
- the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated;
- increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB's cost of funds);
- the PUC's potential delay in considering (and potential disapproval of actual or proposed) Hawaii Clean Energy Initiative (HCEI)-related costs; reliance by the Utilities on outside parties such as the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, proposed undersea cables, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity);
- the ability of the Utilities to develop, implement and recover the costs of implementing the Utilities' action plans and business model changes that are being developed in response to the four orders that the Public Utilities Commission of the State of Hawaii (PUC) issued in April 2014, in which the PUC: directed the Utilities to develop, among other things, Power Supply Improvement Plans, a Demand Response Portfolio Plan and a Distributed Generation Interconnection Plan; described the PUC's inclinations on the future of Hawaii's electric utilities and the vision, business strategies and regulatory policy changes required to align the Utilities' business model with customer interests and the state's public policy goals; and emphasized the need to "leap ahead" of other states in creating a 21st century generation system and modern transmission and distribution grids;
- capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation, combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;
- fuel oil price changes, delivery of adequate fuel by suppliers and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);
- the continued availability to the electric utilities of other cost recovery mechanisms, including the purchased power adjustment clauses (PPACs), rate adjustment mechanisms (RAMs) and pension and postretirement benefits other than pensions (OPEB) tracking mechanisms, and the continued decoupling of revenues from sales to mitigate the effects of declining kilowatthour sales;
- the impact of fuel price volatility on customer satisfaction and political and regulatory support for the Utilities;

- the risks associated with increasing reliance on renewable energy, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;
- the growing risk that energy production from renewable generating resources may be curtailed and the interconnection of additional resources will be constrained as more generating resources are added to the Utilities' electric systems and as customers reduce their energy usage;
- the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);
- the ability of the Utilities to negotiate, periodically, favorable agreements for significant resources such as fuel supply contracts and collective bargaining agreements;
- new technological developments that could affect the operations and prospects of HEI and ASB or their competitors;
- new technological developments, such as the commercial development of energy storage and microgrids, that could affect the operations of the Utilities;
- cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and the Utilities (including at ASB branches and electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls;
- federal, state, county and international governmental and regulatory actions, such as existing, new and changes in laws, rules and regulations applicable to HEI, the Utilities and ASB (including changes in taxation, increases in capital requirements, regulatory policy changes, environmental laws and regulations (including resulting compliance costs and risks of fines and penalties and/or liabilities), the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon "cap and trade" legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);
- developments in laws, regulations, and policies governing protections for historic, archaeological, and cultural sites, and plant and animal species and habitats, as well as developments in the implementation and enforcement of such laws, regulations, and policies;
- discovery of conditions that may be attributable to historical chemical releases, including any necessary investigation and remediation, and any associated enforcement, litigation, or regulatory oversight;
- decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);
- decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS));
- potential enforcement actions by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);
- the ability of the Utilities to recover increasing costs and earn a reasonable return on capital investments not covered by RAMs;
- the risks associated with the geographic concentration of HEI's businesses and ASB's loans, ASB's concentration in a single product type (i.e., first mortgages) and ASB's significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);
- changes in accounting principles applicable to HEI, the Utilities and ASB, including the adoption of new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;
- changes by securities rating agencies in their ratings of the securities of HEI and Hawaiian Electric and the results of financing efforts;
- faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;
- changes in ASB's loan portfolio credit profile and asset quality which may increase or decrease the required level of provision for loan losses, allowance for loan losses and charge-offs;
- changes in ASB's deposit cost or mix which may have an adverse impact on ASB's cost of funds;
- the final outcome of tax positions taken by HEI, the Utilities and ASB;
- the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the Utilities' transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and
- other risks or uncertainties described elsewhere in this presentation and in other reports previously and subsequently filed by HEI and/or Hawaiian Electric with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(dollars in thousands, except per share amounts)					
Results of operations					
Revenues	$ 3,239,542	$ 3,238,470	$ 3,374,995	$ 3,242,335	$ 2,664,982
Net income for common stock	168,320	161,516	138,658	138,230	113,535
Basic earnings per common share	1.65	1.63	1.43	1.45	1.22
Diluted earnings per common share	1.64	1.62	1.42	1.44	1.21
Dividends per common share	1.24	1.24	1.24	1.24	1.24
Operating income (loss)					
Electric utility	$ 275,768	$ 245,513	$ 213,012	$ 215,134	$ 178,388
Bank	75,619	87,057	88,433	91,601	92,588
Other	(22,463)	(17,151)	(17,249)	(17,039)	(14,765)
	$ 328,924	$ 315,419	$ 284,196	$ 289,696	$ 256,211
Assets [1]					
Electric utility	$ 5,590,457	$ 5,087,129	$ 5,108,793	$ 4,674,007	$ 4,287,745
Bank	5,565,241	5,243,824	5,041,673	4,909,974	4,796,759
Other	28,463	9,091	(1,334)	10,496	2,905
	$ 11,184,161	$ 10,340,044	$ 10,149,132	$ 9,594,477	$ 9,087,409
Capital structure [1, 2]					
Short-term borrowings - other than bank	$ 118,972	$ 105,482	$ 83,693	$ 68,821	$ 24,923
Long-term debt, net - other than bank	1,506,546	1,492,945	1,422,872	1,340,070	1,364,942
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,797,428	1,727,070	1,593,865	1,528,706	1,480,394
	$ 3,457,239	$ 3,359,790	$ 3,134,723	$ 2,971,890	$ 2,904,552
Capital structure ratios [1, 2]					
Short-term borrowings - other than bank	3.4%	3.2%	2.7%	2.3%	0.8%
Long-term debt, net - other than bank	43.6	44.4	45.4	45.1	47.0
Preferred stock of subsidiaries	1.0	1.0	1.1	1.2	1.2
Common stock equity	52.0	51.4	50.8	51.4	51.0
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios					
Market price to book value per common share [1]	192%	153%	154%	166%	146%
Price earnings ratio [3]	20.3x	16.0x	17.6x	18.3x	18.7x
Return on average common equity	9.6%	9.7%	8.9%	9.2%	7.8%
Indicated annual yield [1]	3.7%	4.8%	4.9%	4.7%	5.4%
Dividend payout ratio	75%	76%	87%	86%	102%
Full-time employees					
Hawaiian Electric and its subsidiaries	2,759	2,764	2,658	2,518	2,317
ASB and its subsidiaries	1,162	1,159	1,170	1,096	1,075
Consolidated HEI	3,965	3,966	3,870	3,654	3,426

Note: This report should be read in conjunction with HEI's Form 10-K for each year

1 At December 31. The Company has revised its electric utilities' previously issued financial statements to correct an error that resulted in the understatement of franchise taxes, net of tax benefits, that should have been recorded in years prior to 2008.

2 Excludes ASB's deposit liabilities and other borrowings.

3 Calculated using December 31 market price per common share divided by basic earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(in thousands, except per share amounts)					
Revenues					
Electric utility	$ 2,987,323	$ 2,980,172	$ 3,109,439	$ 2,978,690	$ 2,382,366
Bank	252,497	258,147	265,539	264,407	282,693
Other	(278)	151	17	(762)	(77)
Total revenues	3,239,542	3,238,470	3,374,995	3,242,335	2,664,982
Expenses					
Electric utility	2,711,555	2,734,659	2,896,427	2,763,556	2,203,978
Bank	176,878	171,090	177,106	172,806	190,105
Other	22,185	17,302	17,266	16,277	14,688
Total expenses	2,910,618	2,923,051	3,090,799	2,952,639	2,408,771
Operating income (loss)					
Electric utility	275,768	245,513	213,012	215,134	178,388
Bank	75,619	87,057	88,433	91,601	92,588
Other	(22,463)	(17,151)	(17,249)	(17,039)	(14,765)
Total operating income	328,924	315,419	284,196	289,696	256,211
Interest expense, net other than on deposit liabilities and other bank borrowings	(76,352)	(75,479)	(78,151)	(82,106)	(81,538)
Allowance for borrowed funds used during construction	2,579	2,246	4,355	2,498	2,558
Allowance for equity funds used during construction	6,771	5,561	7,007	5,964	6,016
Income before income taxes	261,922	247,747	217,407	216,052	183,247
Income taxes	91,712	84,341	76,859	75,932	67,822
Net income	170,210	163,406	140,548	140,120	115,425
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$ 168,320	$ 161,516	$ 138,658	$ 138,230	$ 113,535
Basic earnings per common share	$ 1.65	$ 1.63	$ 1.43	$ 1.45	$ 1.22
Diluted earnings per common share	$ 1.64	$ 1.62	$ 1.42	$ 1.44	$ 1.21
Dividends per common share	$ 1.24	$ 1.24	$ 1.24	$ 1.24	$ 1.24
Weighted-average number of common shares outstanding	101,968	98,968	96,908	95,510	93,421
Adjusted weighted-average shares	102,937	99,623	97,338	95,820	93,693

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(in thousands)					
Net income for common stock	$ 168,320	$ 161,516	$ 138,658	$ 138,230	$ 113,535
Other comprehensive income (loss), net of taxes:					
Net unrealized gains (losses) on available-for-sale investment securities:					
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	5,840	(13,686)	956	6,578	(1,196)
Less: reclassification adjustment for net realized losses (gains) included in net income, net of taxes	(1,715)	(738)	(81)	(224)	-
Derivatives qualified as cash flow hedges:					
Net unrealized holding losses arising during the period, net of tax benefits	-	-	-	(8)	(1,169)
Less: reclassification adjustment to net income, net of tax benefits	236	235	236	181	-
Retirement benefit plans:					
Prior service credit arising during the period, net of taxes	-	-	-	6,943	4,712
Net gains (losses) arising during the period, net of taxes	(234,166)	223,177	(99,159)	(130,191)	(44,626)
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	11,344	23,280	15,291	9,364	4,030
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	207,833	(222,595)	75,471	100,692	33,499
Other comprehensive income (loss), net of taxes	(10,628)	9,673	(7,286)	(6,665)	(4,750)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$ 157,692	$ 171,189	$ 131,372	$ 131,565	$ 108,785

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2014	2013	2012	2011	2010
(in thousands)					
ASSETS					
Cash and cash equivalents	$ 175,542	$ 220,036	$ 219,662	$ 270,265	$ 330,651
Accounts receivable and unbilled revenues, net	313,696	346,785	362,823	344,322	266,996
Available-for-sale investment securities	550,394	529,007	671,358	624,331	678,152
Stock in Federal Home Loan Bank of Seattle, at cost	69,302	92,546	96,022	97,764	97,764
Loans receivable, net	4,397,457	4,115,415	3,763,238	3,652,419	3,497,729
Property, plant and equipment, net	4,148,774	3,865,514	3,601,407	3,341,082	3,172,589
Regulatory assets	905,264	575,924	864,596	669,389	478,330
Other	541,542	512,627	487,836	512,715	483,008
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$ 11,184,161	$ 10,340,044	$ 10,149,132	$ 9,594,477	$ 9,087,409
LIABILITIES AND SHAREHOLDERS' EQUITY					
Liabilities					
Accounts, interest and dividends payable	$ 211,761	$ 239,047	$ 238,637	$ 241,217	$ 230,260
Deposit liabilities	4,623,415	4,372,477	4,229,916	4,070,032	3,975,372
Short-term borrowings - other than bank	118,972	105,482	83,693	68,821	24,923
Other bank borrowings	290,656	244,514	195,926	233,229	237,319
Long-term debt, net - other than bank	1,506,546	1,492,945	1,422,872	1,340,070	1,364,942
Deferred income taxes	631,734	529,260	439,329	354,051	278,958
Regulatory liabilities	344,849	349,299	324,152	315,466	296,797
Contributions in aid of construction	466,432	432,894	405,520	356,203	335,364
Other	1,164,075	812,763	1,180,929	1,052,389	828,787
Total liabilities	9,358,440	8,578,681	8,520,974	8,031,478	7,572,722
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity					
Preferred stock	-	-	-	-	-
Common stock	1,521,297	1,488,126	1,403,484	1,349,446	1,314,199
Retained earnings	297,509	255,694	216,804	198,397	178,667
Accumulated other comprehensive loss, net of tax benefits	(27,378)	(16,750)	(26,423)	(19,137)	(12,472)
Total shareholders' equity	1,791,428	1,727,070	1,593,865	1,528,706	1,480,394
Total liabilities and shareholders' equity	$ 11,184,161	$ 10,340,044	$ 10,149,132	$ 9,594,477	$ 9,087,409

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

Certain reclassifications have been made to prior years' financial statements to conform to the 2014 presentation.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries Unaudited (in thousands, except per share amounts)	Common stock Shares	 Amount	Retained earnings	Accumulated other comprehensive income (loss)	Total
Balance, December 31, 2010	94,691	$ 1,314,199	$ 178,667	$ (12,472)	$ 1,480,394
Net income for common stock	-	-	138,230	-	138,230
Other comprehensive loss, net of tax benefits	-	-	-	(6,665)	(6,665)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	879	21,217	-	-	21,217
Retirement savings and other plans	468	10,318	-	-	10,318
Expenses and other, net	-	3,712	-	-	3,712
Common stock dividends	-	-	(118,500)	-	(118,500)
Balance, December 31, 2011	96,038	1,349,446	198,397	(19,137)	1,528,706
Net income for common stock	-	-	138,658	-	138,658
Other comprehensive loss, net of tax benefits	-	-	-	(7,286)	(7,286)
Issuance of common stock:					
Dividend reinvestment and stock purchase plan	1,560	41,295	-	-	41,295
Retirement savings and other plans	330	8,196	-	-	8,196
Expenses and other, net	-	4,547	-	-	4,547
Dividend equivalents paid on equity-classified awards	-	-	(101)	-	(101)
Common stock dividends	-	-	(120,150)	-	(120,150)
Balance, December 31, 2012	97,928	1,403,484	216,804	(26,423)	1,593,865
Net income for common stock	-	-	161,516	-	161,516
Other comprehensive loss, net of tax benefits	-	-	-	9,673	9,673
Issuance of common stock:					
Partial settlement of equity forward	1,300	33,409	-	-	33,409
Dividend reinvestment and stock purchase plan	1,612	41,692	-	-	41,692
Retirement savings and other plans	420	9,203	-	-	9,203
Expenses and other, net	-	338	-	-	338
Common stock dividends	-	-	(122,626)	-	(122,626)
Balance, December 31, 2013	101,260	1,488,126	255,694	(16,750)	1,727,070
Net income for common stock	-	-	168,320	-	168,320
Other comprehensive loss, net of tax benefits	-	-	-	(10,628)	(10,628)
Issuance of common stock:					
Partial settlement of equity forward	1,000	24,873	-	-	24,873
Dividend reinvestment and stock purchase plan	95	2,461	-	-	2,461
Retirement savings and other plans	210	6,816	-	-	6,816
Expenses and other, net	-	(979)	-	-	(979)
Common stock dividends	-	-	(126,505)	-	(126,505)
Balance, December 31, 2014	102,565	$ 1,521,297	$ 297,509	$ (27,378)	$ 1,791,428

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(in thousands)					
Cash flows from operating activities					
Net income	$ 170,210	$ 163,406	$ 140,548	$ 140,120	$ 115,425
Adjustments to reconcile net income					
to net cash provided by operating activities					
Depreciation of property, plant and equipment	172,762	160,061	150,389	148,152	154,523
Other amortization	8,476	4,667	7,958	19,318	4,605
Provision for loan losses	6,126	1,507	12,883	15,009	20,894
Impairment of utility assets	-	-	40,000	9,215	-
Loans receivable originated and purchased, held for sale	(155,755)	(249,022)	(519,622)	(267,656)	(360,527)
Proceeds from sale of loans receivable, held for sale	155,030	273,775	513,000	273,932	392,406
Increase in deferred income taxes	59,184	80,399	90,848	79,444	97,791
Excess tax benefits from share-based payment arrangements	(277)	(430)	(61)	-	-
Allowance for equity funds used during construction	(6,771)	(5,561)	(7,007)	(5,964)	(6,016)
Change in cash overdraft	(1,038)	1,038	-	(2,688)	(141)
Changes in assets and liabilities					
Decrease (increase) in accounts receivable and unbilled revenues, net	33,089	16,038	(18,501)	(77,326)	(25,880)
Increase (decrease) in accounts, interest and dividends payable	(92,294)	(23,153)	(39,738)	(34,480)	22,410
Change in other assets and liabilities	(47,263)	(95,579)	(136,155)	(46,710)	(74,773)
Net cash provided by operating activities	301,479	327,146	234,542	250,366	340,717
Cash flows from investing activities					
Available-for-sale investment securities purchased	(183,778)	(112,654)	(243,633)	(361,876)	(714,552)
Principal repayments on available-for-sale investment securities	91,013	158,558	191,253	389,906	465,437
Proceeds from sale of available-for-sale investment securities	79,564	71,367	3,548	32,799	-
Net decrease (increase) in loans held for investment	(283,810)	(398,426)	(112,730)	(181,080)	118,892
Proceeds from sale of real estate acquired in settlement of loans	3,213	9,212	11,336	8,020	5,967
Capital expenditures	(339,721)	(353,879)	(325,480)	(235,116)	(182,125)
Contributions in aid of construction	41,806	32,160	45,982	23,534	22,555
Other	23,205	29,902	2,677	(2,974)	5,092
Net cash used in investing activities	$ (568,508)	$ (563,760)	$ (427,047)	$ (326,787)	$ (278,734)

(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(in thousands)					
Cash flows from financing activities					
Net increase (decrease) in deposit liabilities	$ 250,938	$ 142,561	$ 159,884	$ 94,660	$ (83,388)
Net increase (decrease) in short-term borrowings with original maturities of three months or less	13,490	21,789	14,872	43,898	(17,066)
Net increase (decrease) in retail repurchase agreements	(9,465)	(1,418)	(37,291)	10,910	(60,308)
Proceeds from other bank borrowings	130,601	130,000	5,000	-	-
Repayments of other bank borrowings	(75,000)	(80,000)	(5,000)	(15,000)	-
Proceeds from issuance of long-term debt	125,000	286,000	457,000	125,000	-
Repayment of long-term debt	(111,400)	(216,000)	(375,500)	(150,000)	-
Excess tax benefits from share-based payment arrangements	277	430	61	-	-
Net proceeds from issuance of common stock	26,898	55,086	23,613	15,979	22,706
Common stock dividends	(126,458)	(98,383)	(96,202)	(106,812)	(93,034)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)	(1,890)	(1,890)
Other	(456)	(1,187)	(2,645)	(710)	(2,274)
Net cash provided by (used in) financing activities	222,535	236,988	141,902	16,035	(235,254)
Net increase (decrease) in cash and cash equivalents	(44,494)	374	(50,603)	(60,386)	(173,271)
Cash and cash equivalents, January 1	220,036	219,662	270,265	330,651	503,922
Cash and cash equivalents, December 31	$ 175,542	$ 220,036	$ 219,662	$ 270,265	$ 330,651

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2014	2013	2012	2011	2010
(in thousands)					
Short-term borrowings - other than bank [1]	$ 118,972	$ 105,482	$ 83,693	$ 68,821	$ 24,923
Long-term debt - other than bank [1]					
Long-term debt of electric utility subsidiaries [2]	1,206,546	1,217,945	1,147,872	1,058,070	1,057,942
HEI term loan LIBOR + .90%, due 2016	125,000	-	-	-	-
HEI, senior notes, 4.41% due 2016	75,000	75,000	75,000	75,000	-
HEI, senior notes, 5.67% due 2021	50,000	50,000	50,000	50,000	-
HEI, senior notes, 3.99% due 2023	50,000	50,000	-	-	-
HEI, medium-term notes, Series B 7.13%, paid in 2012	-	-	-	7,000	7,000
HEI, medium-term notes, Series C 6.51% paid in 2014	-	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series D 5.25% due in 2013	-	-	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% paid in 2011	-	-	-	-	50,000
HEI, medium-term notes, Series D 6.141% paid in 2011	-	-	-	-	100,000
	1,506,546	1,492,945	1,422,872	1,340,070	1,364,942
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity					
Preferred stock	-	-	-	-	-
Common stock	1,521,297	1,488,126	1,403,484	1,349,446	1,314,199
Retained earnings	297,509	255,694	216,804	198,397	178,667
Accumulated other comprehensive loss, net of tax benefits	(27,378)	(16,750)	(26,423)	(19,137)	(12,472)
	1,791,428	1,727,070	1,593,865	1,528,706	1,480,394
	$ 3,451,239	$ 3,359,790	$ 3,134,723	$ 2,971,890	$ 2,904,552

LONG-TERM DEBT MATURITIES

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2015	2016	2017	2018	2019	Thereafter	Total
(in thousands)							
Long-term debt - other than bank [1]							
Electric utilities	$ -	$ -	$ -	$ 50,000		$ 1,156,546	$ 1,206,546
HEI	-	200,000	-	-	-	100,000	300,000
	$ -	$ 200,000	$ -	$ 50,000	$ -	$ 1,256,546	$ 1,506,546

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

[2] See pages 14 and 15 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(dollars in thousands)					
Net income (loss) for common stock by company					
Electric utilities					
Hawaiian Electric	$ 96,677	$ 81,519	$ 70,440	$ 55,370	$ 50,989
Hawaii Electric Light	18,689	20,136	16,212	26,651	16,608
Maui Electric	22,275	21,277	12,627	17,974	9,012
Other Subsidiaries	-	(3)	(3)	(9)	(20)
	137,641	122,929	99,276	99,986	76,589
ASB consolidated	51,492	57,534	58,637	59,843	58,456
HEI and other	(20,813)	(18,947)	(19,255)	(21,599)	(21,510)
Consolidated HEI	$ 168,320	$ 161,516	$ 138,658	$ 138,230	$ 113,535
Diluted earnings per common share	$ 1.64	$ 1.62	$ 1.42	$ 1.44	$ 1.21
Return on average common equity by company (simple average)					
Electric utilities					
Hawaiian Electric	8.7%	8.0%	7.6%	6.4%	6.1%
Hawaii Electric Light	6.7	7.4	5.9	9.7	6.5
Maui Electric	8.8	8.9	5.4	7.7	4.0
	8.4	8.0	6.9	7.3	5.8
ASB consolidated	9.8	11.3	11.9	12.2	11.9
Consolidated HEI	9.6%	9.7%	8.9%	9.2%	7.8%

NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY[1]

Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(dollars in millions, except per share amounts)					
Core net income (loss)					
Electric utility	$ 137.6	$ 122.9	$ 123.7	$ 105.7	$ 76.6
Bank	51.5	57.5	58.6	59.8	58.5
Other	(15.9)	(18.9)	(19.3)	(21.6)	(21.5)
Consolidated HEI	$ 173.2	$ 161.5	$ 163.1	$ 143.9	$ 113.5
Core diluted earnings per common share	$ 1.68	$ 1.62	$ 1.68	$ 1.50	$ 1.21
Adjusted return on average common equity (simple average)					
Electric utility	8.4%	8.0%	8.6%	7.7%	5.8%
Bank	9.8	11.3	11.9	12.2	11.9
Consolidated HEI	9.8	9.7	10.4	9.6	7.8

Note: Columns may not foot due to rounding

[1] See the reconciliation of GAAP to non-GAAP measures in the Appendix.

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31 (in thousands)	2014		2013		2012	2011	2010
CAPITAL STRUCTURE [1]							
Short-term borrowings	$ -		$ -		$ -	$ -	$ -
Long-term debt, net, including current portion	1,206,546		1,217,945		1,147,872	1,058,070	1,057,942
Preferred stock	34,293		34,293		34,293	34,293	34,293
Common stock equity [2]	1,682,144		1,593,564		1,472,136	1,402,841	1,334,155
	$ 2,922,983		$ 2,845,802		$ 2,654,301	$ 2,495,204	$ 2,426,390
CAPITAL STRUCTURE RATIOS (%) [1]							
Short-term borrowings	-		-		-	-	-
Long-term debt, net, including current portion	41.3		42.8		43.2	42.4	43.6
Preferred stock	1.2		1.2		1.3	1.4	1.4
Common stock equity	57.5		56.0		55.5	56.2	55.0
	100.0		100.0		100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)							
Ratio of earnings to fixed charges (SEC method)	4.04		3.72		3.37	3.52	2.88
Authorized return on rate base [3]							
Hawaiian Electric	8.11		8.11		8.11	8.16	8.16
Hawaii Electric Light	8.31		8.31		8.31	8.33	8.33
Maui Electric	7.34		7.34		8.15	8.67	8.67
Earned rate-making return on simple average rate base [4]							
Hawaiian Electric	7.76		7.26	7	8.23	6.83	5.93
Hawaii Electric Light	6.28		6.77		6.99	8.78	5.86
Maui Electric	7.50		7.24	7	5.99	7.07	4.86
Authorized return on simple average common equity [3]							
Hawaiian Electric	10.00		10.00		10.00	10.00	10.00
Hawaii Electric Light	10.00		10.00		10.00	10.70	10.70
Maui Electric	9.00		9.00		10.00	10.70	10.70
Earned rate-making return on simple average common equity [5]							
Hawaiian Electric	9.85		8.95	7	10.70	8.03	6.15
Hawaii Electric Light	6.65		7.46		7.79	10.85	6.24
Maui Electric	9.44		9.35	7	6.69	8.10	3.90
Book return on simple average common equity [6]							
Hawaiian Electric	8.74		7.98		7.57	6.43	6.08
Hawaii Electric Light	6.71		7.41		5.90	9.68	6.51
Maui Electric	8.81		8.91		5.44	7.73	4.00
RATE BASE (in millions, simple average)							
Hawaiian Electric	$ 1,756	8	$ 1,662	7	$ 1,532	$ 1,401	$ 1,406
Hawaii Electric Light	476	8	464		454	453	458
Maui Electric	440	8	421		400	385	382
	$ 2,672		$ 2,547		$ 2,386	$ 2,239	$ 2,246
DEPRECIATION AND AFUDC (%)							
Composite annual depreciation rate	3.1		3.1		3.1	3.2	3.5
Accumulated depreciation as percent of gross plant [1]	35.0		35.8		36.7	37.5	38.4
Weighted-average AFUDC rate	7.7		7.6		7.6	8.0	8.1

1 At December 31.
2 Certain adjustments have been made to prior years' financial statements to conform to the 2012 presentation, which did not affect previously reported results of operations.
3 Reflects latest final decision and order as of the end of the respective years.
4 Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
5 Beginning in 2011, this calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates. Prior to 2011, it was based on average common equity on the balance sheet adjusted for items not included in determining electric rates.
6 Based on recorded net income divided by average common equity, simple average method.
7 Information previously provided was subsequently revised.
8 The 12/31/14 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $1,793, $479 and $446, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2014	2013	2012	2011	2010
(in thousands)					
Revenues	$ 2,987,323	$ 2,980,172	$ 3,109,439	$ 2,978,690	$ 2,382,366
Expenses					
Fuel oil	1,131,685	1,185,552	1,297,419	1,265,126	900,408
Purchased power	722,008	710,681	724,240	689,652	548,800
Other operation and maintenance	410,612	403,270	397,429	380,084	382,945
Depreciation	166,387	154,025	144,498	142,975	149,708
Taxes, other than income taxes	280,863	281,131	292,841	276,504	222,117
Impairment of utility assets	-	-	40,000	9,215	-
Total expenses	2,711,555	2,734,659	2,896,427	2,763,556	2,203,978
Operating income	275,768	245,513	213,012	215,134	178,388
Allowance for equity funds used during construction	6,771	5,561	7,007	5,964	6,016
Interest expense and other charges, net	(64,757)	(59,279)	(62,055)	(60,031)	(61,510)
Allowance for borrowed funds used during construction	2,579	2,246	4,355	2,498	2,558
Income before income taxes	220,361	194,041	162,319	163,565	125,452
Income taxes	80,725	69,117	61,048	61,584	46,868
Net income	139,636	124,924	101,271	101,981	78,584
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	138,721	124,009	100,356	101,066	77,669
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	137,641	122,929	99,276	99,986	76,589
Retained earnings, January 1	948,624	907,273	881,041	851,613	823,793
Common stock dividends	(88,492)	(81,578)	(73,044)	(70,558)	(48,769)
Retained earnings, December 31	$ 997,773	$ 948,624	$ 907,273	$ 881,041	$ 851,613

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2014	2013	2012	2011	2010
(in thousands)					
ASSETS					
Property, plant and equipment					
Utility property, plant and equipment					
Land	$ 52,299	$ 51,883	$ 51,568	$ 51,514	$ 51,364
Plant and equipment	6,009,482	5,701,875	5,364,400	5,052,027	4,896,974
Less accumulated depreciation	(2,175,510)	(2,111,229)	(2,040,789)	(1,966,894)	(1,941,059)
Construction in progress	158,616	143,233	151,378	138,838	101,562
Utility property, plant and equipment, net	4,044,887	3,785,762	3,526,557	3,275,485	3,108,841
Nonutility property, plant and equipment, less accumulated depreciation	6,563	6,567	6,578	6,581	6,671
Total property, plant and equipment, net	4,051,450	3,792,329	3,533,135	3,282,066	3,115,512
Current assets					
Cash and equivalents	13,762	62,825	17,159	48,806	122,936
Customer accounts receivable, net	158,484	175,448	210,779	183,328	138,171
Accrued unbilled revenues, net	137,374	144,124	134,298	137,826	104,384
Other accounts receivable, net	4,283	14,062	28,176	8,623	9,376
Fuel oil stock, at average cost	106,046	134,087	161,419	171,548	152,705
Materials and supplies, at average cost	57,250	59,044	51,085	43,188	36,717
Prepayments and other	66,383	52,857	32,865	36,667	57,281
Regulatory assets	71,421	69,738	51,267	20,283	7,349
Total current assets	615,003	712,185	687,048	650,269	628,919
Other long-term assets					
Regulatory assets	833,843	506,186	813,329	649,106	470,981
Unamortized debt expense	8,323	9,003	10,554	12,786	14,030
Other	81,838	67,426	64,727	79,780	58,303
Total other long-term assets	924,004	582,615	888,610	741,672	543,314
Total assets	$ 5,590,457	$ 5,087,129	$ 5,108,793	$ 4,674,007	$ 4,287,745
CAPITALIZATION AND LIABILITIES					
Capitalization					
Common stock equity	$ 1,682,144	$ 1,593,564	$ 1,472,136	$ 1,402,841	$ 1,334,155
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,206,546	1,206,545	1,147,872	1,000,570	1,057,942
Total capitalization	2,922,983	2,834,402	2,654,301	2,437,704	2,426,390
Current liabilities					
Current portion of long-term debt	-	11,400	-	57,500	-
Accounts payable	163,934	189,559	186,824	188,580	178,959
Interest and preferred dividends payable	22,316	21,652	21,092	19,483	20,603
Taxes accrued	250,402	249,445	251,066	230,076	181,268
Regulatory liabilities	632	1,916	1,212	-	-
Other	65,146	63,881	60,801	69,353	56,354
Total current liabilities	502,430	537,853	520,995	564,992	437,184
Deferred credits and other liabilities					
Deferred income taxes	602,872	507,161	417,611	337,863	269,286
Regulatory liabilities	344,217	347,383	322,940	315,466	296,797
Unamortized tax credits	79,492	73,539	66,584	60,614	58,810
Defined benefit pension and other postretirement benefit plans liability	595,395	262,162	620,205	494,753	355,844
Other	76,636	91,735	100,637	106,412	108,070
Total deferred credits and other liabilities	1,698,612	1,281,980	1,527,977	1,315,108	1,088,807
Contributions in aid of construction	466,432	432,894	405,520	356,203	335,364
Total capitalization and liabilities	$ 5,590,457	$ 5,087,129	$ 5,108,793	$ 4,674,007	$ 4,287,745

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

Certain reclassifications have been made to prior years' financial statements to conform to the 2014 presentation.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31 (in thousands)	2014	2013	2012	2011	2010
Cash flows from operating activities					
Net income	$139,636	$ 124,924	$ 101,271	$ 101,981	$ 78,584
Adjustments to reconcile net income to net cash provided by operating activities					
Depreciation of property, plant, and equipment	166,387	154,025	144,498	142,975	149,708
Other amortization	8,091	5,077	6,998	17,378	7,725
Impairment of utility assets	-	-	40,000	9,215	-
Increase in deferred income taxes	82,947	64,507	86,878	69,091	95,685
Changes in tax credits, net	6,062	7,017	6,075	2,087	2,841
Allowance for equity funds used during construction	(6,771)	(5,561)	(7,007)	(5,964)	(6,016)
Change in cash overdraft	(1,038)	1,038	-	(2,688)	(141)
Changes in assets and liabilities					
Decrease (increase) in accounts receivable	26,743	49,445	(47,004)	(44,404)	(5,812)
Decrease (increase) in accrued unbilled revenues	6,750	(9,826)	3,528	(33,442)	(20,108)
Decrease (increase) in fuel oil stock	28,041	27,332	10,129	(18,843)	(74,044)
Increase in materials and supplies	1,794	(7,959)	(7,897)	(6,471)	(809)
Increase in regulatory assets	(17,000)	(65,461)	(72,401)	(40,132)	(2,936)
Increase (decrease) in accounts payable [1]	(90,632)	(20,828)	(38,913)	(35,815)	25,392
Changes in prepaid and accrued income taxes and revenue taxes	(4,036)	(2,028)	25,239	69,736	(10,170)
Change in other assets and liabilities	(63,920)	(29,259)	(74,163)	(63,310)	7,890
Net cash provided by operating activities	283,054	292,443	177,231	161,394	247,789
Cash flows from investing activities					
Capital expenditures [1]	(311,574)	(342,485)	(310,091)	(226,022)	(174,344)
Contributions in aid of construction	41,806	32,160	45,982	23,534	22,555
Other	-	(230)	-	77	1,327
Net cash used in investing activities	(269,768)	(310,555)	(264,109)	(202,411)	(150,462)
Cash flows from financing activities					
Proceeds from issuance of long-term debt	-	236,000	457,000	-	-
Repayment of long-term debt	(11,400)	(166,000)	(368,500)	-	-
Proceeds from issuance of common stock	40,000	78,500	44,000	40,000	4,250
Preferred stock dividends of Hawaiian Electric and subsidiarie	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(88,492)	(81,578)	(73,044)	(70,558)	(48,769)
Other	(462)	(1,149)	(2,230)	(560)	(1,455)
Net cash provided by (used in) financing activities	(62,349)	63,778	55,231	(33,113)	(47,969)
Net increase (decrease) in cash and cash equivalents	(49,063)	45,666	(31,647)	(74,130)	49,358
Cash and cash equivalents, January 1	62,825	17,159	48,806	122,936	73,578
Cash and cash equivalents, December 31	$ 13,762	$ 62,825	$ 17,159	$ 48,806	$ 122,936

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

[1] The amounts for "Increase (decrease) in accounts payable" and "Capital expenditures" for the year 2010 was revised to conform to the 2011 presentation.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2014	2013	2012	2011	2010
(dollars in thousands, except par values)									
		Par value		Shares outstanding 12/31/14					
C	4.25%	$ 20	Hawaiian Electric	150,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000
D	5.00	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$ 34,293	$ 34,293	$ 34,293	$ 34,293	$ 34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2014	2013	2012	2011	2010
(in thousands)					
OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS					
Hawaiian Electric					
Series 1993, 5.45%, due 2023	$ -	$ -	$ -	$ 50,000	$ 50,000
Series 1997A, 5.65%, due 2027	-	-	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	-	-	-	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	-	-	-	30,000	30,000
Series 1999C, 6.20%, due 2029	-	-	-	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	-	-	-	16,000	16,000
Refunding series 2000, 5.70%, due 2020	-	-	-	46,000	46,000
Series 2002A, 5.10%, due 2032	-	-	-	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	-	-	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	90,000
	292,000	292,000	382,000	641,580	641,580
Hawaii Electric Light					
Series 1993, 5.45%, due 2023	-	-	-	20,000	20,000
Series 1997A, 5.65%, due 2027	-	-	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	-	-	-	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	-	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	-	-	-	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	-	-	-	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	-	-	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	-	-	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	60,000
	$ 93,000	$ 104,400	$ 160,400	$ 201,600	$ 201,600

(Continued on next page)

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2014	2013	2012	2011	2010
(in thousands)					
OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS					
Maui Electric					
Series 1993, 5.45%, due 2023	$ -	$ -	$ -	$ 30,000	$ 30,000
Series 1997A, 5.65%, due 2027	-	-	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	-	-	-	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	-	-	-	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	-	-	-	1,000	1,000
Refunding series 2000, 5.70%, due 2020	-	-	-	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	55,000
	77,000	77,000	97,000	164,720	164,720
	462,000	473,400	639,400	1,007,900	1,007,900
Less funds on deposit with trustees	-	-	-	-	-
	462,000	473,400	639,400	1,007,900	1,007,900
OTHER LONG-TERM DEBT (UNSECURED)					
Taxable unsecured senior notes:					
Hawaii Electric Light, 3.83%, Series 2013A, due 2020	14,000	14,000	-	-	-
Hawaiian Electric, 4.45%, Series 2013A, due 2022	40,000	40,000	-	-	-
Hawaii Electric Light, 4.45%, Series 2013B, due 2022	12,000	12,000	-	-	-
Hawaiian Electric, 4.84%, Series 2013B, due 2027	50,000	50,000	-	-	-
Hawaii Electric Light, 4.84%, Series 2013C, due 2027	30,000	30,000	-	-	-
Maui Electric, 4.84%, Series 2013A, due 2027	20,000	20,000	-	-	-
Hawaiian Electric, 5.65% Series 2013C, due 2043	50,000	50,000	-	-	-
Maui Electric, 5.65% Series 2013B, due 2043	20,000	20,000	-	-	-
Hawaiian Electric, 3.79%, Series 2012A, due 2018	30,000	30,000	30,000	-	-
Hawaii Electric Light, 3.79%, Series 2012A, due 2018	11,000	11,000	11,000	-	-
Maui Electric, 3.79%, Series 2012A, due 2018	9,000	9,000	9,000	-	-
Hawaiian Electric, 4.03%, Series 2012B, due 2020	62,000	62,000	62,000	-	-
Maui Electric, 4.03%, Series 2012B, due 2020	20,000	20,000	20,000	-	-
Hawaiian Electric, 4.55%, Series 2012C, due 2023	50,000	50,000	50,000	-	-
Hawaii Electric Light, 4.55%, Series 2012B, due 2023	20,000	20,000	20,000	-	-
Maui Electric, 4.55%, Series 2012C, due 2023	30,000	30,000	30,000	-	-
Hawaiian Electric, 4.72%, Series 2012D, due 2029	35,000	35,000	35,000	-	-
Hawaiian Electric, 5.39%, Series 2012E, due 2042	150,000	150,000	150,000	-	-
Hawaiian Electric, 4.53%, Series 2012F, due 2032	40,000	40,000	40,000	-	-
	693,000	693,000	457,000	-	-
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,206,546	1,217,946	1,147,946	1,059,446	1,059,446
Less unamortized discount	-	(1)	(74)	(1,376)	(1,504)
Less current portion of long-term debt	-	(11,400)	-	(57,500)	-
Long-term debt, net	$ 1,206,546	$ 1,206,545	$ 1,147,872	$ 1,000,570	$ 1,057,942

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
SERVICE AREA					
Service area (square miles)	5,815	5,815	5,815	5,766	5,766
Service area population (estimated, in thousands)	n/a	1,334	1,322	1,310	1,297
CUSTOMER ACCOUNTS [1]					
Residential	398,256	394,910	392,025	390,133	388,307
Commercial	54,924	54,616	54,005	53,904	54,374
Large light and power	596	556	577	567	548
Other	1,640	1,660	1,636	1,625	1,627
	455,416	451,742	448,243	446,229	444,856
CUSTOMER ACCOUNTS BY COMPANY [1]					
Hawaiian Electric	301,953	299,528	297,529	296,800	296,422
Hawaii Electric Light	83,421	82,637	81,792	81,199	80,695
Maui Electric	70,042	69,577	68,922	68,230	67,739
Consolidated	455,416	451,742	448,243	446,229	444,856
KILOWATTHOUR SALES (millions)					
Residential	2,380	2,451	2,582	2,770	2,830
Commercial	3,022	3,106	3,074	3,204	3,185
Large light and power	3,524	3,463	3,500	3,503	3,513
Other	50	50	50	50	51
	8,976	9,070	9,206	9,527	9,579
KILOWATTHOUR SALES MIX (%)					
Residential	26.5	27.0	28.1	29.1	29.5
Commercial	33.7	34.3	33.4	33.6	33.3
Large light and power	39.3	38.2	38.0	36.8	36.7
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)					
Hawaiian Electric	6,782	6,859	6,976	7,242	7,277
Hawaii Electric Light	1,062	1,076	1,085	1,104	1,110
Maui Electric	1,132	1,135	1,145	1,181	1,192
Consolidated	8,976	9,070	9,206	9,527	9,579
KILOWATTHOUR SALES GROWTH BY COMPANY (%)					
Hawaiian Electric	(1.1)	(1.7)	(3.7)	(0.5)	(1.4)
Hawaii Electric Light	(1.3)	(0.8)	(1.7)	(0.5)	(0.9)
Maui Electric	(0.2)	(0.9)	(3.1)	(0.9)	(0.1)
Consolidated	(1.0)	(1.5)	(3.4)	(0.5)	(1.1)
RENEWABLE GENERATION RPS (%) [2]					
Hawaiian Electric	15	11	8	7	5
Hawaii Electric Light	47	48	47	41	35
Maui Electric	34	29	21	17	15
Consolidated	21	18	14	12	10

Source: State of Hawaii Data Book 2013 (prior years)

1 At December 31

2 Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that will not count toward RPS Standards beginning January 1, 2015

n/a Not available

(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2014	2013	2012	2011	2010
REVENUES (thousands)					
Electric sales revenue					
Residential	$ 879,605	$ 892,438	$ 952,159	$ 946,653	$ 781,467
Commercial	1,027,588	1,044,166	1,060,983	1,024,725	814,109
Large light and power	1,051,119	1,015,079	1,062,226	976,949	752,056
Other	17,163	17,008	17,392	16,172	13,004
Total electric sales revenues	2,975,475	2,968,691	3,092,760	2,964,499	2,360,636
Other revenues	11,848	11,481	16,679	14,191	21,730
Total revenues	$ 2,987,323	$ 2,980,172	$ 3,109,439	$ 2,978,690	$ 2,382,366
Less:					
Fuel oil	1,131,685	1,185,552	1,297,419	1,265,126	900,408
Purchased power	722,008	710,681	724,240	689,652	548,800
Taxes, other than income taxes	280,863	281,131	292,841	276,504	222,117
Net revenues	$ 852,767	$ 802,808	$ 794,939	$ 747,408	$ 711,041
REVENUES BY COMPANY (thousands)					
Hawaiian Electric	$ 2,142,245	$ 2,124,174	$ 2,228,233	$ 2,114,066	$ 1,660,741
Hawaii Electric Light	422,200	431,517	441,013	444,891	375,078
Maui Electric	422,965	424,603	440,270	419,760	346,625
Eliminations	(87)	(122)	(77)	(27)	(78)
Consolidated	$ 2,987,323	$ 2,980,172	$ 3,109,439	$ 2,978,690	$ 2,382,366
AVERAGE REVENUE PER KWH SOLD (cents)					
Residential	36.96	36.41	36.88	34.18	27.61
Commercial	34.00	33.62	34.51	31.99	25.56
Large light and power	29.82	29.31	30.35	27.89	21.41
Other	34.36	34.02	34.93	32.37	25.63
	33.15	32.73	33.60	31.12	24.65
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)					
Hawaiian Electric	31.47	30.86	31.78	29.05	22.61
Hawaii Electric Light	39.59	39.98	40.48	40.16	33.50
Maui Electric	37.17	37.20	38.16	35.35	28.83
Consolidated	33.15	32.73	33.60	31.12	24.65
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)					
Hawaiian Electric	6,036	6,283	6,729	7,319	7,540
Hawaii Electric Light	5,514	5,697	5,958	6,271	6,405
Maui Electric	6,408	6,554	6,745	7,195	7,368
Consolidated	6,000	6,220	6,596	7,117	7,317
Average monthly electric sales revenue per residential customer	$ 185	$ 189	$ 203	$ 203	$ 168

POWER SUPPLY INFORMATION

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
ENERGY NET GENERATED AND PURCHASED (millions of KWH)					
Net generated					
Fuel oil					
Steam-conventional	4,013	4,243	4,508	4,798	4,884
Combustion turbine	19	13	26	24	29
Diesel	192	179	204	238	242
Combined-cycle	842	864	807	883	878
	5,066	5,299	5,545	5,943	6,033
Biofuels	42	34	28	59	3
Hydro and wind	23	19	29	20	17
Total net generated	5,131	5,352	5,602	6,022	6,053
Purchased					
Non-renewable	2,978	2,951	3,052	3,038	3,222
Renewable [1]	1,329	1,244	1,041	972	841
Total purchased	4,307	4,195	4,093	4,010	4,063
	9,438	9,547	9,695	10,032	10,116
GENERATION MIX (%)					
Fuel oil					
Steam-conventional	42.6	44.4	46.5	47.8	48.3
Combustion turbine	0.2	0.1	0.3	0.2	0.3
Diesel	2.0	1.9	2.1	2.4	2.4
Combined-cycle	8.9	9.1	8.3	8.8	8.7
	53.7	55.5	57.2	59.2	59.7
Biofuels	0.5	0.4	0.3	0.6	-
Hydro and wind	0.2	0.2	0.3	0.2	0.1
Total generation	54.4	56.1	57.8	60.0	59.8
Purchased					
Non-renewable	31.5	30.9	31.5	30.3	31.9
Renewable [1]	14.1	13.0	10.7	9.7	8.3
Total purchased	45.6	43.9	42.2	40.0	40.2
	100.0	100.0	100.0	100.0	100.0

1 Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) customers.

(Continued on next page)

POWER SUPPLY INFORMATION (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
SYSTEM CAPABILITY (MW) [1, 2]					
Company-owned generation					
Steam-conventional	1,207	1,207	1,207	1,207	1,205
Combustion turbine	150	150	150	150	150
Diesel	147	147	147	147	147
Biodiesel (CIP CT-1)	113	113	113	113	113
Combined-cycle	170	170	170	170	170
	1,787	1,787	1,787	1,787	1,785
Firm purchase power contracts					
Non-renewable	448	448	448	448	448
Renewable [4]	127	119	97	92	92
	575	567	545	540	540
	2,362	2,354	2,332	2,327	2,325
SYSTEM CAPABILITY BY COMPANY (MW) [1, 2]					
Hawaiian Electric	1,786	1,778	1,756	1,756	1,756
Hawaii Electric Light	292	292	292	287	285
Maui Electric	284	284	284	284	284
	2,362	2,354	2,332	2,327	2,325
SYSTEM PEAK LOAD BY COMPANY (MW) [3]					
Hawaiian Electric	1,165	1,144	1,141	1,141	1,162
Hawaii Electric Light	188	190	189	189	190
Maui Electric	201	201	205	200	210
	1,554	1,535	1,535	1,530	1,562
FUEL OIL DATA					
Barrels of fuel oil consumed (thousands)	8,728	9,043	9,395	10,032	10,276
Average fuel oil cost per barrel	$129.65	$131.10	$138.09	$123.63	$87.62
Average fuel oil cost per million BTU (cents)	2,087.6	2,103.2	2,210.4	1,986.7	1,404.8
Fuel oil cost per net KWH generated (cents)	22.156	22.230	23.281	21.078	14.915
BTU per net KWH generated by company					
Hawaiian Electric	10,630	10,536	10,448	10,583	10,545
Hawaii Electric Light	11,221	11,658	12,025	11,766	11,939
Maui Electric	10,177	10,088	10,193	10,135	10,254
Consolidated	10,613	10,570	10,533	10,609	10,617
OTHER DATA					
Losses and system uses (%)	4.7	4.8	4.8	4.8	5.1
Reserve margin (%) [3]	54.5	57.2	56.0	56.1	52.6
Annual load factor (%) [3]	69.3	71.0	72.1	74.8	73.9
Cost per KWH purchased (cents)	16.765	16.940	17.694	17.199	13.508

1 At December 31.

2 Excludes hydro run-of-river units.

3 Net; noncoincident and nonintegrated.

4 Includes Honolulu Program of Waste Energy Recovery (H-POWER), refuse-fired; Hawaiian Commercial & Sugar (HC&S), primarily bagasse-fired; and Puna Geothermal Venture (PGV), geothermal, and Airport DG, biodiesel.
Excludes intermittent (non-firm) renewable purchased power contracts representing 389MW as of December 31, 2014.

SELECTED INFORMATION

American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2014	2013	2012	2011	2010
REGULATORY CAPITAL (%)					
Tangible capital					
ASB	8.91	9.12	9.15	9.04	9.21
Requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital					
ASB	8.91	9.12	9.15	9.04	9.21
Requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital					
ASB	12.35	12.13	12.77	12.92	13.85
Requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)					
Return on average assets					
ASB	0.95	1.13	1.18	1.23	1.20
Peers [1]	1.03	0.98	0.94	0.91	0.52
High performing peers [1]	1.23	1.24	1.15	1.16	1.09
Return on average equity					
ASB	9.62	11.38	11.68	11.99	11.62
Peers [1]	9.60	8.97	8.62	7.81	5.33
High performing peers [1]	11.57	11.27	10.52	10.14	9.45
Net interest margin					
ASB	3.62	3.74	3.93	4.12	4.23
Peers [1]	3.63	3.65	3.72	3.83	3.62
High performing peers [1]	3.90	4.01	4.02	4.08	4.21
Revenue growth					
ASB	(2.57)	(2.43)	1.72	(4.73)	13.48
Peers [1]	6.81	2.91	3.90	1.71	4.60
High performing peers [1]	6.81	0.46	2.39	4.46	4.32
Efficiency ratio					
ASB	66.18	64.30	59.92	57.37	56.77
Peers [1]	62.35	62.72	60.27	61.74	60.07
High performing peers [1]	50.15	48.19	53.19	53.09	56.43
Net charge-offs to loans outstanding					
ASB	0.01	0.09	0.24	0.49	0.61
Peers [1]	0.17	0.25	0.53	0.75	1.34
High performing peers [1]	0.15	0.14	0.30	0.42	0.76
OTHER DATA					
Dividend paid to HEI (via ASHI) ($ in millions) [2]	36	40	45	63	62
Loan Growth (%)	6.78	9.71	2.61	4.19	(4.34)
Branch locations [3]	56	57	57	57	57
Number of ATMs	116	116	118	119	138

1 Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets, list revised annually.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.

2 2011 includes noncash dividends of $5 million.

3 At December 31.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION

American Savings Bank, F.S.B.
Unaudited

Years ended December 31 (in thousands)	2014	2013	2012	2011	2010
Interest and dividend income					
Interest and fees on loans	$ 179,341	$ 172,969	$ 176,057	$ 184,485	$ 195,192
Interest and dividends on investment securities	11,945	13,095	13,822	14,568	14,946
Total interest and dividend income	191,286	186,064	189,879	199,053	210,138
Interest expense					
Interest on deposit liabilities	5,077	5,092	6,423	8,983	14,696
Interest on other borrowings	5,731	4,985	4,869	5,486	5,653
Total interest expense	10,808	10,077	11,292	14,469	20,349
Net interest income	180,478	175,987	178,587	184,584	189,789
Provision for loan losses	6,126	1,507	12,883	15,009	20,894
Net interest income after provision for loan losses	174,352	174,480	165,704	169,575	168,895
Noninterest income					
Fees from other financial services	21,747	27,099	31,361	28,881	27,280
Fee income on deposit liabilities	19,249	18,363	17,775	18,026	26,369
Fee income on other financial products	8,131	8,405	6,577	6,704	6,487
Net gains (losses) on sale of securities	2,847	1,226	134	371	-
Mortgage banking income	2,913	8,309	14,628	5,028	6,236
Other income, net	6,324	8,681	5,185	6,344	6,183
Total noninterest income	61,211	72,083	75,660	65,354	72,555
Noninterest expense					
Compensation and employee benefits	79,885	82,910	75,979	71,137	71,476
Occupancy and equipment	23,761	24,042	24,284	24,057	23,168
Data processing	11,690	10,952	10,098	8,155	13,213
Services	10,269	9,015	9,866	7,396	6,594
Other expense	34,339	32,585	32,116	32,648	34,487
Total noninterest expense	159,944	159,504	152,343	143,393	148,938
Income before income taxes	75,619	87,059	89,021	91,536	92,512
Income taxes	24,127	29,525	30,384	31,693	34,056
Net income for common stock	$ 51,492	$ 57,534	$ 58,637	$ 59,843	$ 58,456

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION

American Savings Bank, F.S.B.
Unaudited

December 31 (in thousands)	2014	2013	2012	2011	2010
ASSETS					
Cash and equivalents	$ 161,463	$ 156,603	$ 184,430	$ 219,678	$ 206,118
Available-for-sale investment securities	550,394	529,007	671,358	624,331	678,152
Investment in stock of Federal Home Loan Bank of Seattle	69,302	92,546	96,022	97,764	97,764
Loans receivable, net	4,397,457	4,115,415	3,763,238	3,652,419	3,497,729
Real estate acquired in settlement of loans, net	891	1,205	6,050	7,260	4,292
Other and other intangibles, net	303,544	266,858	238,385	226,332	230,514
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$ 5,565,241	$ 5,243,824	$ 5,041,673	$ 4,909,974	$ 4,796,759
LIABILITIES AND SHAREHOLDER'S EQUITY					
Deposit liabilities	$ 4,623,415	$ 4,372,477	$ 4,229,916	$ 4,070,032	$ 3,975,372
Other borrowings	290,656	244,514	195,926	233,229	237,319
Other	116,527	105,679	117,752	118,078	90,683
Total liabilities	5,030,598	4,722,670	4,543,594	4,421,339	4,303,374
Common stock	338,412	336,054	333,712	331,880	330,562
Retained earnings	212,789	197,297	179,763	166,126	169,111
Accumulated other comprehensive loss, net of tax benefits	(16,558)	(12,197)	(15,396)	(9,371)	(6,288)
Total shareholder's equity	534,643	521,154	498,079	488,635	493,385
Total liabilities and shareholder's equity	$ 5,565,241	$ 5,243,824	$ 5,041,673	$ 4,909,974	$ 4,796,759

Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION

Unaudited

Years ended December 31, except as noted	2014		2013	2012	2011	2010
POPULATION BY COUNTY (thousands) [1]						
Honolulu	n/a		983	976	966	956
Hawaii	n/a		191	189	187	186
Maui	n/a		160	158	157	155
Kauai	n/a		70	68	68	67
	1,418		1,404	1,390	1,378	1,364
VISITOR DATA						
Visitor arrivals by air (thousands)	8,160		8,003	7,867	7,174	6,917
Visitor days by air (thousands)	74,841		74,050	73,664	67,826	64,951
Visitor expenditures by air (billions)	$ 14.7		$ 14.4	$ 14.2	$ 12.0	$ 10.9
Year-over-year change (%)						
Visitor arrivals by air	2.0		1.7	9.7	3.7	7.7
Visitor days	1.1		0.5	8.6	4.4	7.8
Visitor expenditures by air	2.5		1.1	17.8	10.1	10.9
CONSTRUCTION INDUSTRY DATA (millions)						
Value of private building permits authorized [2]	$ 3,315		$ 2,721	$ 2,644	$ 1,859	$ 1,980
Government contracts awarded	n/a		$ 1,194	$ 773	$ 431	$ 1,058
Estimated value of completed construction	n/a		$ 7,330	$ 7,006	$ 5,837	$ 5,590
FEDERAL GOVERNMENT DATA (millions)						
Department of Defense expenditures	n/a		n/a	n/a	n/a	$ 9,995
Other federal agencies expenditures	n/a		n/a	n/a	n/a	$ 10,860
Total federal government expenditures	n/a		n/a	n/a	n/a	$ 20,855
OTHER DATA						
Real gross state product (billions of 2009 $s)	$ 71.9	e	$ 70.1	$ 68.8	$ 67.7	$ 66.4
Honolulu Consumer Price Index (% change)	1.5	e	1.8	2.4	3.7	2.1
Total non-agriculture wage and salary jobs (thousands) [3]	625.6	e	617.6	606.3	594.0	586.9
Unemployment rate (average annual %)	4.4	e	4.8	5.7	6.5	6.9

Note: Columns may not foot due to rounding.

Sources: State of Hawaii Data Book 2013 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau.

1 Resident population estimates, including military personnel, excluding visitors, as of July 1 except for 2010 data which is based on the April 1 decennial census figure.

2 Excludes public construction.

3 Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).

e Estimate

n/a Not available

EXPLANATION OF HEI'S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES

HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of the utility and HEI. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies' core operating activities. Core earnings as presented here may not be comparable to similarly titled measures used by other companies. The accompanying table provides a reconciliation of reported GAAP[1] earnings to non-GAAP core earnings for the utility and HEI consolidated and the corresponding adjusted return on average common equity (ROACE).

The reconciling adjustments from GAAP earnings to core earnings for HEI relate to costs in 2014 related to the pending merger between HEI and NextEra Energy, Inc. and the utility adjustments described below. For more information on the pending merger, see HEI's Form 8-K filed on December 4, 2014.

The reconciling adjustments from GAAP earnings to core earnings for the utility (and HEI) relate to the partial write-off of utility assets in 2012 and 2011 based upon settlement agreements between Hawaiian Electric Company and the Hawaii Consumer Advocate which were subsequently approved by the Hawaii Public Utilities Commission.

Management does not consider these items to be representative of the company's fundamental core earnings.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2014	2013	2012	2011	2010
CONSOLIDATED NET INCOME					
GAAP (as reported)	$ 168.3	$ 161.5	$ 138.7	$ 138.2	$ 113.5
Excluding special items (after-tax):					
Settlement agreements for the partial writedown of certain utility assets	-	-	24.4	5.7	-
Costs related to pending merger with NextEra Energy, Inc.	4.9	-	-	-	-
Non-GAAP (core)	$ 173.2	$ 161.5	$ 163.1	$ 143.9	$ 113.5
Diluted earnings per common share (as reported)	$ 1.64	$ 1.62	$ 1.42	$ 1.44	$ 1.21
Non-GAAP (core) diluted earnings per common share	$ 1.68	$ 1.62	$ 1.68	$ 1.50	$ 1.21
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	9.6%	9.7%	8.9%	9.2%	7.8%
Based on non-GAAP (core)[2]	9.8%	9.7%	10.4%	9.6%	7.8%
Hawaiian Electric Company, Inc. and Subsidiaries					
UTILITY NET INCOME					
GAAP (as reported)	$ 137.6	$ 122.9	$ 99.3	$ 100.0	$ 76.6
Excluding special items (after-tax):					
Settlement agreements for the partial writedown of certain utility assets	-	-	24.4	5.7	-
Non-GAAP (core)	$ 137.6	$ 122.9	$ 123.7	$ 105.7	$ 76.6
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)					
Based on GAAP	8.4%	8.0%	6.9%	7.3%	5.8%
Based on non-GAAP (core)[2]	8.4%	8.0%	8.6%	7.7%	5.8%

[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity